U.S. Subscribers

                                                                 U.S. PURCHASERS

                             SUBSCRIPTION AGREEMENT

This  Subscription  Agreement (this  "Agreement") is entered into by and between
StarBase   Corporation,   a  Delaware  corporation  (the  "Company"),   and  the
undersigned (the "Purchaser").

                                    RECITALS

A. Pursuant to that certain Confidential Private Placement Memorandum dated April 19, 1996 (the "Private Placement Memorandum"), the Company is offering up to 2,100,000 units of the Company's securities (the "Units") to prospective investors (the "Offering"), each Unit consisting of one share of common stock, $.01 par value, of the Company (the "Common Stock") and one non-transferable warrant to purchase one share of the Common Stock (the "Warrant"), exercisable at $2.00 per share through January 31, 1997 and thereafter at $2.50 per share through January 31, 1998, after which date the Warrant expires. The Warrant shall be substantially in the form attached hereto as Exhibit A.

B. Each investor shall be granted registration rights set forth in the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

C. Prospective investors wishing to apply to subscribe for Units are required to (i) execute the signatures pages, and (ii) return this Agreement and the executed Registration Rights Agreement with payment in accordance with
     Section 1 hereof.


                                    AGREEMENT

SECTION 1. ISSUANCE AND SALE OF UNITS. On the basis of the representations, warranties, covenants, acknowledgments and understandings contained herein, the Company and the Purchaser agree that on the Closing Date (as hereinafter defined), the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company, at a purchase price, in lawful money of the United States and in immediately available funds, of $3.00 per Unit, the number, not less than 10,000 Units, set forth opposite the Purchaser's name on the signature page hereof for the aggregate purchase price set forth thereon (the "Purchase Price"). Upon execution of the signature page of this Agreement by the Purchaser, unless otherwise instructed by the Company, the Purchaser shall deliver to the Company the Purchase Price in the form of a cashier's check or other evidence of immediately available funds equal to the amount set forth on the signature page hereto, which shall be in payment for the Units purchased hereunder.

SECTION 2. ACKNOWLEDGMENTS OF THE PURCHASER. The Purchaser has been furnished with and has carefully read the Private Placement Memorandum and the documents attached thereto. The Purchaser is aware that:

     a. The Purchaser must bear the economic risk of investment in the Units for an indefinite period of time, since the Units and the Common Stock and Warrants comprising the Units have not been registered under the Securities Act of 1933, as amended (the "Act"), and no federal or state agency (including, without limitation, the Securities and Exchange Commission or any state securities authority) has passed upon or made any finding or determination as to the fairness of this investment nor has made any recommendation or endorsement regarding the purchase of the Units;

     b. The Purchaser is aware that the Units are being offered and sold under the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder for non-public offerings, and under exemptions from registration under various state securities laws;

     c. There will not be any public market for the Units and the Common Stock and Warrants comprising the Units to be held by the Purchaser, and the Purchaser must bear the economic risk of such investment for an indefinite period of time and will not necessarily be able to liquidate an investment in the Company. Transfer of the Units and the Common Stock and Warrants comprising the Units is severely restricted by applicable securities laws (including, without limitation, the Act);

     d. The Purchaser is aware that an investment in the Units is speculative in nature and involves a high degree of risk, including the risk of total loss of the amount invested;

     e. The Purchaser is aware that the Company is a development stage company and is subject to all of the risks inherent in a development stage company. There can be no assurance that the Company's product development efforts will result in a commercially viable business, that the Company's marketing plans will be successful or that the Company will be able to generate significant revenues or operate on a profitable basis;

     f. The Purchaser is aware that, since its inception, the Company has had a history of losses and as of December 31, 1995, the Company had a consolidated accumulated deficit of approximately $16,942,000;

     g. The Purchaser is aware that without the proceeds from the Offering or an alternative source of capital, the Company will not be able to meet its debts as they become due;

     h. The Certificate of Incorporation of the Company contains provisions that eliminate the personal liability of the directors of the Company (the "Directors") and indemnify the Directors for certain damages relating to the Company or any Director in connection with the good-faith management and operation of the

          Company by the Directors;

     i. The Purchaser understands that the Company will be relying on the Purchaser's acknowledgments, representations, warranties, covenants and agreements set forth herein in agreeing to sell the Units to the Purchaser. If there is any material change in the information relating to the Purchaser provided to the Company or otherwise relevant to the Purchaser's investment in the Units prior to the Closing Date (as hereinafter defined), the Purchaser shall immediately provide the Company with information regarding such change;

     j. The following restrictions and limitations are applicable to the purchase and any resale or other transfer the Purchaser may make of the Units (including the Common Stock and Warrants comprising the Units or issuable pursuant to the exercise of the Warrants):

          (i) The Units shall not be sold or otherwise transferred unless the applicable provisions of this Agreement are satisfied.

          (ii) The certificates representing the Common Stock will contain the following legend: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED OR DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT UNDER THE ACT IS THEN IN EFFECT WITH RESPECT THERETO AND SUCH SALE IS MADE PURSUANT TO SUCH REGISTRATION STATEMENT OR (2) A WRITTEN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH TRANSFER OR DISPOSITION WILL NOT VIOLATE THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          (iii)Stop transfer instructions will be placed on the Units and Common Stock and Warrants issuable or issued thereunder so as to restrict resale, or other transfer thereof, subject to the further items hereof, including, without limitation, the provisions of the legend set forth in subparagraph (ii) above.

          (iv) The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed on any new certificate(s) or other document(s) issued upon presentment by the Purchaser of certificate(s) or other document(s) for transfer, and on any certificate(s) issued pursuant to the exercise of the Warrants;

     k.   The Purchaser will have no control over the operations of the Company;

     l. The Purchaser has consulted its own financial, legal and tax advisors with respect to the economic legal and tax consequences of an investment in the Units and has not relied on the Private Placement Memorandum or the Company, its officers, directors, affiliates or
          professional   advisors  for  advice  as  to  such  consequences;

     m. Dabney/Resnick, Inc. is not in control of the Directors or the Company and is not financially or otherwise liable for or guaranteeing any actions, indebtedness or other liabilities of the Directors or the Company, and the Purchaser has no recourse of any kind or nature to Dabney/Resnick, Inc.; and

     n.   The   Company   reserves   the   unrestricted   right  to  reject  any
          subscription, in whole or in part, and no subscription will be binding unless and until accepted by the Company.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents, warrants and covenants to the Company, with the intent that the same shall be relied upon in determining the suitability of the Purchaser in purchasing the Units, that:

     a. The Purchaser is aware and understands that this Offering is subject to all of the potential risks which can be expected in private offerings for development stage companies, including such matters as significant business risks associated with product development, operations, competition, market acceptance, product pricing, reliance on distributors, financing requirements and dependence on key personnel. See "Risk Factors" in the Private Placement Memorandum for a summary of some of the possible risks. THE PURCHASER REPRESENTS AND WARRANTS THAT IT HAS SUFFICIENT FAMILIARITY WITH PRIVATE PLACEMENT TRANSACTIONS AND GENERAL MARKET ISSUES THAT IT IS FULLY CAPABLE OF RECOGNIZING AND EVALUATING THE SUBSTANTIAL RISKS PRESENTED BY THIS TRANSACTION, AN INVESTMENT IN THE UNITS AND THE INFORMATION DISCLOSED IN THE PRIVATE PLACEMENT MEMORANDUM.

     b. The Purchaser has carefully reviewed the Private Placement Memorandum and related documents and understands the substantial risks and other considerations surrounding the purchase of the Units;

     c. The Purchaser is acquiring the Units for its own account, as principal, for investment purposes only, and not with a view toward resale, assignment or distribution thereof. No other person or entity besides the Purchaser will have a direct or indirect beneficial interest in the Units;

     d. The Purchaser has the requisite knowledge and experience in financial and other business matters and prior investment experience to assess the relative merits and risks of investment in the Units and to protect its interests in connection with the purchase of the Units;

     e. If an individual, the Purchaser has adequate means of providing for his or her current needs and personal contingencies, has no need for liquidity in this investment, and can afford a complete loss of this investment. The Purchaser's overall commitment to investments (including this one) that are not readily marketable is not disproportionate to the Purchaser's net worth, and an investment in the Units will not cause the Purchaser's commitment to such investments to become excessive;

     f. The Purchaser hereby certifies under penalty of perjury, that: (1) unless the Purchaser has otherwise advised the Company in writing, the Purchaser is a United States citizen or a domestic corporation, partnership, trust or estate for federal income tax purposes; (2) the Social Security number or Taxpayer Identification number set forth below is correct; (3) the Purchaser is a resident of the state noted in its address set forth below and does not currently intend to change residence to another state; (4) the Purchaser hereby agrees to notify the Company within sixty (60) days of the date thereof, should the Purchaser become a nonresident alien or foreign person; and (5) the Purchaser is not subject to backup withholding.

     g. The Purchaser, if a corporation, partnership, trust, estate or other form of business entity, is duly organized, in good standing and authorized and otherwise duly qualified to purchase and hold the Units, and such entity has not been formed for the specific purpose of acquiring the Units;

     h. The Purchaser represents that it is an "accredited investor" as such term is defined in Regulation D promulgated under the Act; and

     i. The Purchaser has not distributed the Private Placement Memorandum to anyone other than its purchaser representative, if any, and no one except such purchaser representative, if any, has used the Private Placement Memorandum and the Purchaser has not made any copies thereof.

SECTION 4. CLOSING. The Offering is expected to close on May 10, 1996, or on such later date or dates as the Company shall determine in its sole discretion, and may be further extended in the Company's sole discretion (the "Closing Date").

SECTION 5. SUCCESSORS; ASSIGNMENTS; FURTHER ASSURANCES. The representations and warranties herein contained will be binding upon the Purchaser and the Purchaser's heirs, executors, administrators, successors and assigns. The Purchaser agrees not to transfer or assign this Agreement, or any of the interests of the Purchaser herein, and further agrees that the transfer or assignment of the Units acquired pursuant hereto shall be made only in accordance with all applicable laws. The Purchaser agrees to execute, acknowledge and deliver all documents and take or forebear from taking all actions as may be reasonably requested by the Company to carry out the purposes of or to evidence or secure compliance with this Agreement.

SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are subject to the accuracy of and compliance with the Purchaser's representations, understandings, acknowledgments, covenants and warranties hereunder, to the performance by the Purchaser of its obligations hereunder, to the terms and conditions described in the Private Placement Memorandum under "Section IX. Terms of the Offering" (including receipt of subscriptions for a minimum of 1,000,000 Units), and to the following further conditions:

     a. The Company, after making reasonable inquiry, shall have reasonable grounds to believe and shall believe either that:

          (i) The Purchaser has such knowledge and experience in financial and business matters, including knowledge of private placement transactions, that the Purchaser is capable of evaluating the merits and risks of an investment in the Units; or

          (ii) The Purchaser and the purchaser's representative, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Units, and that the Purchaser is able to bear the economic risk of the investment; and

     b. The Company, after making reasonable inquiry, shall have reasonable grounds to believe and shall believe that the Purchaser is an "accredited investor" as such term is defined in Regulation D promulgated under the Act.

SECTION 7. BENEFICIARIES; GOVERNING LAW. This Agreement is only for the benefit of the Company and its successors and assigns and will be construed in accordance with and governed by the laws of the State of California without giving effect to the conflicts of law provisions thereof.

SECTION 8. STATE SECURITIES LAWS. The Purchaser acknowledges reading and agrees to the statements set forth below in this Section under the applicable State of residence of the Purchaser, in compliance with the securities laws of such State. By executing this Subscription Agreement, the Purchaser represents and warrants to the Company that the Purchaser has read the following applicable statements and is aware of and understands their contents.

California Residents:
- - ---------------------

THE SALE OF THE SECURITIES WHICH IS THE SUBJECT OF THE PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR A RECEIPT OF ANY PART OF THE CONSIDERATION THEREOF PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATION CODE. THE RIGHTS OF ALL PARTIES TO SUBSCRIBE FOR THE SECURITIES WHICH ARE THE SUBJECT OF THE PRIVATE PLACEMENT MEMORANDUM ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

Connecticut Residents:
- - ----------------------

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM, INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Florida Residents:
- - ------------------

THE FLORIDA DEPARTMENT OF BANKING AND FINANCE HAS NOT REVIEWED THIS OFFERING OR THE PRIVATE PLACEMENT MEMORANDUM AND THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. UNLESS THE SECURITIES OFFERED HEREBY ARE REGISTERED, THEY MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE ACT.

PURSUANT TO SECTION 517.061(11)(a) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, FLORIDA INVESTORS HAVE A THREE-DAY RIGHT OF WITHDRAWAL OF ACCEPTANCE. IF YOU HAVE EXECUTED A SUBSCRIPTION AGREEMENT (THE "AGREEMENT"), YOU MAY ELECT, THREE BUSINESS DAYS AFTER THE DELIVERY BY YOU OF ANY CONSIDERATION FOR YOUR SECURITIES, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER, TO WITHDRAW FROM YOUR AGREEMENT. YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO YOU. TO
ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY TELEPHONE OR SEND A TELEGRAM WITHIN SUCH TIME PERIOD TO THE COMPANY AT ITS ADDRESS SET FORTH BELOW.

SHOULD YOU MAKE THIS REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED.

Massachusetts Residents:
- - ------------------------

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Ohio Residents:
- - ---------------

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

New York Residents:
- - -------------------

THE PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE
ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATIONS TO THE CONTRARY ARE UNLAWFUL.

Texas Residents:
- - ----------------

THE PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE STATE SECURITIES BOARD OF THE STATE OF TEXAS PRIOR TO ITS ISSUANCE AND USE. THE SECURITIES COMMISSIONER OF THE STATE OF TEXAS HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATIONS TO THE CONTRARY ARE UNLAWFUL.

Washington Residents:
- - ---------------------

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE

THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SECTION 9. NATURE OF INVESTOR; FORM OF OWNERSHIP.

          A. THE PURCHASER IS (CHECK AND INITIAL ALL APPLICABLE ANSWERS, SIGN IN THE SPACE PROVIDED BELOW IN THIS SECTION 9.A. AND SIGN WHERE INDICATED AT THE END OF THIS AGREEMENT):

                     INITIAL    CHECK
                     -------    -----

                    ________1.   [ ]    A  natural  person  whose  net worth (or
                                        joint net worth with my spouse) is in excess of $1,000,000 as of the date hereof.

                    ________2.   [ ]    A  natural  person   whose   income   in
                                        1994 and 1995 was, and whose income in 1996 is expected to be, in excess of $200,000, or whose income with a spouse in 1994 and 1995 was, and whose income with a spouse in 1996 is expected to be, in excess of $300,000.

                    ________3.   [ ]    A  trust  with  total  assets  in excess
                                        of   $5,000,000,   not  formed  for  the
                                        specific purpose of investing in the Company, whose purchase is directed by a "sophisticated person" as described in
                                        Rule 506(b)(2)(ii) of the Act.

                    ________4.   [ ]    A "bank," "savings and loan association"
                                        or "insurance company," as defined in the Act.

                    ________5.   [ ]    An "employee benefit plan" as defined in
                                        the  Employee Retirement Income Security
                                        Act of 1974 (a "Plan") which has total assets in excess of $5,000,000.

                    ________6.   [ ]    A   Plan   whose  investment  decisions,
                                        including  the decision to subscribe for
                                        the limited partnership  interests,  are
                                        made solely by (i) a "plan fiduciary" as
                                        defined  in  the   Employee   Retirement
                                        Income  Security  Act  of  1974,   which
                                        includes  a bank,  a  savings  and  loan
                                        association,  and insurance company or a
                                        registered  investment  adviser, or (ii)
                                        an  "accredited   investor"  as  defined
                                        under Rule 501(a) of the Act, for a self-directed plan.

                    ________7.   [ ]    A  broker/dealer  registered pursuant to
                                        Section  15 of  the  Securities Exchange
                                        Act of 1934, as amended.

                    ________8.   [ ]    A "private business development company"
                                        as  defined in the  Investment  Advisers
                                        Act of 1940, as amended.

                    ________9.   [ ]    An  investment company registered under,
                                        or a "business development company" as defined in, the Investment Company Act of 1940, as amended.

                    ________10.  [ ]    A  Small   Business  Investment  Company
                                        licensed  by  the  U.S.  Small  Business
                                        Administration  under the Small Business
                                        Investment Act of 1958.

                    ________11.  [ ]    A  plan  established and maintained by a
                                        state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $5,000,000.

                    ________12.  [ ]    Any  organization  described  in Section
                                        501(c)(3)  of the Internal Revenue Code,
                                        corporation,  Massachusetts  or  similar
                                        business  Trust,  or  partnership,   not
                                        formed  for  the  specific   purpose  of
                                        investing in the limited partnership interests and having total assets in excess of $5,000,000.

                    ________13. [ ]     Any  entity  in  which all of the equity
                                        owners are "accredited investors."



You may rely on the forgoing representation.      ---------------------
                                                  DATE

- - -----------------------------                     ---------------------
PRINT NAME                                        PRINT NAME

- - -----------------------------                     ---------------------
SIGNATURE                                         SIGNATURE

        B.     THE PURCHASER IS/ARE (CHECK AND INITIAL ALL APPLICABLE ANSWERS):

               ________1. [ ] Individual (one signature required)

               ________2. [ ] Joint Tenants with right of survivorship (both parties must sign)

               ________3. [ ] Tenants in Common (both parties must sign)

               ________4. [ ] Community  Property (one signature required if
                              Units are held in one name, i.e., managing spouse; two signatures required if Units are held in both names or if purchaser is a resident of California)

               ________5. [ ] Corporation  (signature of authorized party or parties)

               ________6. [ ] Partnership  (signature of general partner and additional signatures if required by partnership agreement)

               ________7. [ ] Trust (Trust must sign as follows:  as trustee for , dated .)

               ________8. [ ] Other  Entities  (As  required  by  applicable papers)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the signature page for StarBase Corporation below. If applicable, this letter will also authorize Dabney/Resnick, Inc. to transfer funds to an escrow holding account ___________________ from your account, Account Number _____________________, for this transaction.


INDIVIDUAL INVESTOR
- - -------------------

I have checked the appropriate boxes in SECTION 9. NATURE OF INVESTOR; FORM OF OWNERSHIP, and I qualify as an "Accredited Investor."



- - -------------------------------                -------------------------------
Print name of Prospective Investor             Signature of Prospective Investor


- - -------------------------------                -------------------------------
Print name of Spouse                           Signature of Spouse
  (if funds are to be invested in joint         (if funds are to be invested in
   name or are community property)               joint name or are community
                                                 property)
$
 -----------------------------
(amount of immediately available
  funds to be transferred herewith)


- - -------------------------------------------------------------------
Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Interest(s)
                                           (   )           -
- - -------------------------------            ----- --------------------
Occupation                                             Tel. No.

- - -------------------------
Social Security or Tax I.D. No.

- - ---------------------------------------------------------------
Street Address

- - ---------------------------------------------------------------
City                     State                         Zip

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the signature page for StarBase Corporation below. If applicable, this letter will also authorize Dabney/Resnick, Inc. to transfer funds to an escrow holding account _____________ from your account, Account Number ____________________, for this transaction.


ENTITY INVESTOR
- - ---------------

I have checked the appropriate boxes in SECTION 9. NATURE OF INVESTOR; FORM OF OWNERSHIP as a qualifying entity.


- - -------------------------------           -------------------------------
Print name of partnership,                Signature of authorized representative
      corporation or trust


By:
- - -------------------------------           -------------------------------
Signature of authorized representative    Capacity of authorized representative


$
- - ------------------------------
(amount of immediately available
funds to be transferred herewith)


- - -------------------------------------------------------------------
Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Interest(s)


                                           (   )          -
- - -------------------------------            ----- --------------------
Occupation                                          Tel. No.

- - -------------------------
Tax I.D. No.


- - ---------------------------------------------------------------
Street Address

- - ---------------------------------------------------------------
City                State                                Zip

SUBSCRIPTION ACCEPTED:                 STARBASE CORPORATION


Date: ____________, 1996               By: ______________________________


                                       Its:_______________________________
non-U.S. Subscribers

                                                             NON-U.S. PURCHASERS

                             SUBSCRIPTION AGREEMENT

This  Subscription  Agreement (this  "Agreement") is entered into by and between
StarBase   Corporation,   a  Delaware  corporation  (the  "Company"),   and  the
undersigned (the "Purchaser").

                                    RECITALS

A. Pursuant to that certain Confidential Private Placement Memorandum dated April 19, 1996 (the "Private Placement Memorandum"), the Company is offering up to 2,100,000 units of the Company's securities (the "Units") to prospective investors (the "Offering"), each Unit consisting of one share of common stock, $.01 par value, of the Company (the "Common Stock") and one non-transferable warrant to purchase one share of the Common Stock (the "Warrant"), exercisable at $2.00 per share through January 31, 1997 and thereafter at $2.50 per share through January 31, 1998, after which date the Warrant expires. The Warrant shall be substantially in the form attached hereto as Exhibit A.

B. Each investor shall be granted registration rights set forth in the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

C. Prospective investors wishing to apply to subscribe for Units are required to (i) execute the signatures pages, and (ii) return this Agreement and the executed Registration Rights Agreement with payment in accordance with
     Section 1 hereof.


                                   AGREEMENT

SECTION 1. ISSUANCE AND SALE OF UNITS. On the basis of the representations, warranties, covenants, acknowledgments and understandings contained herein, the Company and the Purchaser agree that on the Closing Date (as hereinafter defined), the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company, at a purchase price, in lawful money of the United States and in immediately available funds, of $3.00 per Unit, the number, not less than 10,000 Units, set forth opposite the Purchaser's name on the signature page hereof for the aggregate purchase price set forth thereon (the "Purchase Price"). Upon execution of the signature page of this Agreement by the Purchaser, unless otherwise instructed by the Company, the Purchaser shall deliver to the Company the Purchase Price in the form of a cashier's check or other evidence of immediately available funds equal to the amount set forth on the signature page hereto, which shall be in payment for the Units purchased hereunder.

SECTION 2. ACKNOWLEDGMENTS OF THE PURCHASER. The Purchaser has been furnished with and has carefully read the Private Placement Memorandum and the documents attached thereto. The Purchaser is aware that:

     a. The Purchaser must bear the economic risk of investment in the Units for an indefinite period of time, since the Units and the Common Stock and Warrants comprising the Units have not been registered under the Securities Act of 1933, as amended (the "Act"), and no federal or state agency (including, without limitation, the Securities and Exchange Commission and any state securities authority) has passed upon or made any finding or determination as to the fairness of this investment nor has made any recommendation or endorsement regarding the purchase of the Units;

     b. The Purchaser is aware that the Units are being offered and sold pursuant to an exemption contained in Regulation S promulgated under the Act relating to transactions not involving U.S. Persons (as such term is defined under Regulation S).

     c. There will not be any public market in the United States for the Units or the Common Stock and Warrants comprising the Units to be held by the Purchaser, and the Purchaser must bear the economic risk of such investment for an indefinite period of time and will not necessarily be able to liquidate an investment in the Company. Transfer of the Units and the Common Stock and Warrants comprising the Units is severely restricted by applicable United States securities laws (including, without limitation, the Act);

     d. The Purchaser is aware that an investment in the Units is speculative in nature and involves a high degree of risk, including the risk of total loss of the amount invested;

     e. The Purchaser is aware that the Company is a development stage company and is subject to all of the risks inherent in a development stage company. There can be no assurance that the Company's product development efforts will result in a commercially viable business, that the Company's marketing plans will be successful or that the Company will be able to generate significant revenues or operate on a profitable basis;

     f. The Purchaser is aware that, since its inception, the Company has had a history of losses and as of December 31, 1995, the Company had a consolidated accumulated deficit of approximately $16,942,000;

     g. The Purchaser is aware that without the proceeds from the Offering or an alternative source of capital, the Company will not be able to meet its debts as they become due;

     h. The Certificate of Incorporation of the Company contains provisions that eliminate the personal liability of the directors of the Company (the "Directors") and indemnify the Directors for certain damages relating to the Company or any

          Director in connection with the good-faith management and operation of the Company by the Directors; i. The Purchaser understands that the Company will be relying on the Purchaser's acknowledgments, representations, warranties, covenants and agreements set forth herein in agreeing to sell the Units to the Purchaser. If there is any material change in the information relating to the Purchaser, provided to the Company or otherwise relevant to the Purchaser's investment in the Units prior to the Closing Date (as hereinafter defined), the Purchaser shall immediately provide the Company with information regarding such change;

     j. The following restrictions and limitations are applicable to the purchase and any resale or other transfer the Purchaser may make of the Units (including the Common Stock and Warrants comprising the Units or issuable pursuant to the exercise of the Warrants):

          (i) The Units shall not be sold or otherwise transferred unless the applicable provisions of this Agreement are satisfied.

          (ii) The certificates representing the Common Stock will contain the following legend: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD PURSUANT TO AN EXEMPTION CONTAINED IN REGULATION S PROMULGATED UNDER THE ACT RELATING TO TRANSACTIONS NOT INVOLVING U.S. PERSONS (AS SUCH TERM IS DEFINED UNDER REGULATION S). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

          (iii)Stop transfer instructions will be placed on the Units and Common Stock and Warrants issuable or issued thereunder so as to restrict resale, or other transfer thereof, subject to the further items hereof, including, without limitation, the provisions of the legend set forth in subparagraph (ii) above.

          (iv) The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed on any new certificate(s) or other document(s) issued upon presentment by the Purchaser of certificate(s) or other document(s) for transfer, and on any certificate(s) issued pursuant to the exercise of the Warrants;

          (v) A certificate may be submitted for removal of the Regulation S legend after the expiration of the restricted period described herein, provided the Purchaser shall have delivered a certificate to the Company to the following effect:

                    The undersigned acknowledges that (i) the securities to which this declaration relates have not been registered under the Securities Act of 1933, as amended (the "Act") and that resales of such securities must be made in compliance with Regulation S promulgated under the Act, pursuant to an effective and current registration statement under the Act or pursuant to an available exemption from registration, and
                    (ii) the undersigned, after consultation with its counsel, certifies that the undersigned has not made, nor will the undersigned make or cause to be made, any offer, sale transfer or other disposition of such securities, in violation of the Act (including Regulation S), the Securities Exchange Act of 1934, as amended, or other rules and regulations of the Securities and Exchange Commission.

     k.   The Purchaser will have no control over the operations of the Company;

     l. The Purchaser has consulted its own financial, legal and tax advisors with respect to the economic legal and tax consequences of an investment in the Units and has not relied on the Private Placement Memorandum or the Company, its officers, directors, affiliates or professional advisors for advice as to such consequences;

     m. Dabney/Resnick, Inc. is not in control of the Directors or the Company and is not financially or otherwise liable for or guaranteeing any actions, indebtedness or other liabilities of the Directors of the Company, and the Purchaser has no recourse of any kind or nature to Dabney/Resnick, Inc.; and

     n.   The   Company   reserves   the   unrestricted   right  to  reject  any
          subscription, in whole or in part, and no subscription will be binding unless and until accepted by the Company.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents, warrants and covenants to the Company, with the intent that the same shall be relied upon in determining the suitability of the Purchaser in purchasing the Units, that:

     a. The Purchaser is aware and understands that this Offering is subject to all of the potential risks which can be expected in private offerings for development stage companies, including such matters as significant business risks associated with product development, operations, competition, market acceptance, product pricing, reliance on distributors, financing requirements and dependence on key personnel. See "Risk Factors" in the Private Placement Memorandum for a summary of some of the possible risks. THE PURCHASER REPRESENTS AND WARRANTS THAT IT HAS SUFFICIENT FAMILIARITY WITH PRIVATE PLACEMENT TRANSACTIONS AND GENERAL MARKET ISSUES THAT IT IS FULLY CAPABLE OF RECOGNIZING AND EVALUATING THE SUBSTANTIAL RISKS PRESENTED BY THIS TRANSACTION, AN INVESTMENT IN THE UNITS AND THE INFORMATION DISCLOSED IN THE PRIVATE PLACEMENT MEMORANDUM.

     b. The Purchaser has carefully reviewed the Private Placement Memorandum and related documents and understands the substantial risks and other considerations surrounding the purchase of the Units;

     c. The Purchaser is acquiring the Units for its own account, as principal, for investment purposes only, and not with a view toward resale, assignment or distribution thereof. No other person or entity besides the Purchaser will have a direct or indirect beneficial interest in the Units;

     d. The Purchaser has the requisite knowledge and experience in financial and other business matters and prior investment experience to assess the relative merits and risks of investment in the Units and to protect its interests in connection with the purchase of the Units;

     e. If an individual, the Purchaser has adequate means of providing for his or her current needs and personal contingencies, has no need for liquidity in this investment, and can afford a complete loss of this investment. The Purchaser's overall commitment to investments (including this one) that are not readily marketable is not disproportionate to the Purchaser's net worth, and an investment in the Units will not cause the Purchaser's commitment to such investments to become excessive;

     f. The Purchaser, if a corporation, partnership, trust, estate or other form of business entity, is duly organized, in good standing and authorized and otherwise duly qualified to purchase and hold the Units, and such entity has not been formed for the specific purpose of acquiring the Units;

     g. The Purchaser is a resident of _______________________ [please fill in country and province or state].

     h. The Purchaser certifies that (i) it is not a "U.S. Person" as such term is defined for purposes of Regulation S; (ii) it is not acquiring the Units for the account or benefit of any U.S. Person; and (iii) no offer to buy the Units was made to the Purchaser in the United States, nor has this Agreement been signed or delivered to the Purchaser in the United States;

     i. The Purchaser agrees to resell the Units and the Common Stock and Warrants comprising the Units only in accordance with Regulation S, pursuant to registration under the Act or pursuant to an available exemption from such registration;

     j. Except pursuant to an effective registration statement, the Purchaser agrees that it will not transfer the Units held by it, or the Common Stock or Warrants comprising such Units, into the United States or to or for the account or benefit of a U.S. Person until the date that is forty (40) days following the issuance of the Units (or, in the case of Common Stock issuable upon exercise of the Warrants, forty (40)
          days following the exercise of such Warrants). The Purchaser understands that each transferee of the Units or the Common Stock or Warrants comprising the Units will be required to acknowledge and agree to this restriction in writing;

     k. The Purchaser understands and acknowledges that the Units have not been registered under the Act and have been offered and sold pursuant to an exemption contained in Regulation S promulgated under the Act relating to transactions not involving U.S. Persons. The Units may not be offered or sold in the United States or to or for the account or benefit of a U.S. Person unless such securities are registered under the Act or an exemption from the registration requirements of the Act is available. No Units may be transferred to or for the account or benefit of a U.S. Person (i) other than in accordance with the provisions of Regulation S, unless registered under the Act or pursuant to another exemption from registration, or (ii) except pursuant to an effective registration statement, until the date that is forty (40) days following the issuance of the Units or, in the case of Common Stock issuable pursuant to the exercise of the Warrants, forty (40) days following the distribution thereof; and

     l. The Purchaser has not distributed the Private Placement Memorandum to anyone other than its purchaser representative, if any, and no one except such purchaser representative, if any, has used the Private Placement Memorandum and the Purchaser has not made any copies thereof.

SECTION 4. CLOSING. The Offering is expected to close on May 10, 1996, or on such later date or dates as the Company shall determine in its sole discretion, and may be further extended in the Company's sole discretion (the "Closing Date").

SECTION 5. SUCCESSORS; ASSIGNMENTS; FURTHER ASSURANCES. The representations and warranties herein contained will be binding upon the Purchaser and the
Purchaser's heirs, executors, administrators, successors and assigns. The Purchaser agrees not to transfer or assign this Agreement, or any of the interests of the Purchaser herein, and further agrees that the transfer or assignment of the Units acquired pursuant hereto shall be made only in accordance with all applicable laws. The Purchaser agrees to execute, acknowledge and deliver all documents and take or forebear from taking all actions as may be reasonably requested by the Company to carry out the purposes of or to evidence or secure compliance with this Agreement.

SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are subject to the accuracy of and compliance with the Purchaser's representations, understandings, acknowledgments, covenants and warranties hereunder, to the performance by the Purchaser of its obligations hereunder, to the terms and conditions described in the Private Placement Memorandum under "Section IX. Terms of the Offering" (including receipt of subscriptions for a minimum of 1,000,000 Units), and to the following further conditions:

     a. The Company, after making reasonable inquiry, shall have reasonable grounds to believe and shall believe either that:

          (i) The Purchaser has such knowledge and experience in financial and business matters, including knowledge of private placement transactions, that the Purchaser is capable of evaluating the merits and risks of an investment in the Units; or

          (ii) The Purchaser and the Purchaser's representative, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Units, and that the Purchaser is able to bear the economic risk of the investment; and

     b. The Company, after making reasonable inquiry, shall have reasonable grounds to believe and shall believe that the Purchaser is not a "U.S. Person" as such term is defined for purposes of Regulation S promulgated under the Act.

SECTION 7. BENEFICIARIES; GOVERNING LAW. This Agreement is only for the benefit of the Company and will be construed in accordance with and governed by the laws of the State of California without giving effect to the conflicts of law provisions thereof.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the signature page for StarBase Corporation below. If applicable, this letter will also authorize Dabney/Resnick, Inc. to transfer funds to an escrow holding account ___________________ from your account, Account Number _____________________, for this transaction.


INDIVIDUAL INVESTOR
- - -------------------



- - -------------------------------                -------------------------------
Print name of Prospective Investor             Signature of Prospective Investor


- - -------------------------------                -------------------------------
Print name of Spouse                           Signature of Spouse
  (if funds are to be invested in joint         (if funds are to be invested in
   name or are community property)               joint name or are community
                                                 property)
$
 -----------------------------
(amount of immediately available
  funds to be transferred herewith)


- - -------------------------------------------------------------------
Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Interest(s)
                                           (   )           -
- - -------------------------------            ----- --------------------
Occupation                                             Tel. No.

- - -------------------------
Social Security or Tax I.D. No.

- - ---------------------------------------------------------------
Street Address

- - ---------------------------------------------------------------
City                     Province                   Postal Code

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the signature page for StarBase Corporation below. If applicable, this letter will also authorize Dabney/Resnick, Inc. to transfer funds to an escrow holding account _____________ from your account, Account Number ____________________, for this transaction.


ENTITY INVESTOR
- - ---------------



- - -------------------------------           -------------------------------
Print name of partnership,                Signature of authorized representative
      corporation or trust


By:
- - -------------------------------           -------------------------------
Signature of authorized representative    Capacity of authorized representative


$
- - ------------------------------
(amount of immediately available
funds to be transferred herewith)


- - -------------------------------------------------------------------
Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Interest(s)


                                           (   )          -
- - -------------------------------            ----- --------------------
Occupation                                          Tel. No.

- - -------------------------
Tax I.D. No.


- - ---------------------------------------------------------------
Street Address

- - ---------------------------------------------------------------
City                Province                   Postal Code

SUBSCRIPTION ACCEPTED:                 STARBASE CORPORATION


Date: ____________, 1996               By: ______________________________


                                       Its:_______________________________